LEGG MASON TAX-EXEMPT TRUST, INC.

                       Supplement to the Prospectus dated
                    May 1, 2005 (as revised December 1, 2005)


            On January 3, 2006, the Board of Directors of the Legg Mason Tax-Exempt Trust, Inc. ("the Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

            If the Plan is approved at the special meeting of shareholders, as soon as practicable after the consummation of the sale of all the Fund's portfolio securities and the payment of all of the Fund's known liabilities and obligations, each Fund shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current registration statement (the "NAV Liquidation Distribution"). Shareholders may also receive previously declared and unpaid dividends and distributions, together with the NAV Liquidation Distribution, with respect to each of the shareholder's shares of the Fund. The estimated time of liquidation is February 27, 2006.

            Sales of new shares of the Fund will cease after the close of business on January 19, 2006, except that shareholders who hold shares directly with the Fund may continue to purchase shares until the liquidation of the Fund. Shareholders may also exchange their Fund shares for shares of other Legg Mason Funds (excluding the Legg Mason money market funds) or redeem their Fund shares. For more information about other Legg Mason Funds, including a prospectus, please contact your financial adviser, call 1-800-822-5544 or visit www.leggmasonfunds.com.


                    THIS SUPPLEMENT IS DATED JANUARY 3, 2006.














LMF-015 SUPP (1/06)